                                                                   EXHIBIT 21.1


                         SUBSIDIARIES OF THE REGISTRANT
                                  (@ 12/31/96)




692612 ALBERTA LTD. (CN)
AMADOR COUNTY ENVIRONMENTAL SERVICES, INC. (CA)
ART-JO CO.(NJ)
AUTOMATED RECYCLING TECHNOLOGIES, INC. (NJ)*
BDC SERVICES, INC. (CA)
BIG DIPPER ENTERPRISES, INC. (ND)
                 dba "Dakota Landfill"
BIG DISPOSAL COMPANY, INC. (CA)
BRAZORIA COUNTY RECYCLING CENTER, INC. (TX)
                 dba "BCRC"
                 dba "Brazoria County Landfill"
                 dba "WRS Transfer Station"
BREVARD COUNTY LANDFILL CO. LLC (DE)
CANADIAN WASTE SERVICES INC. (CN)
                 dba "Quebec Waste Services"
                 dba "St. Nicephore Landfill"
CANADIAN WASTE SERVICES OF ONTARIO INC. (CN)
                 dba "Blenheim Landfill"
                 dba "Brantford Hauling"
                 dba "Conwaste Transfer Station"
                 dba "Haldimand-Norfolk MRF"
                 dba "Hamilton Transfer Station"
                 dba "London Hauling"
                 dba "Mississauga Transfer Station"
                 dba "Petrolia Landfill"
                 dba "Petrolia MRF"
                 dba "Richmond Hill"
                 dba "Sarnia Hauling"
                 dba "St. Catherine's Hauling & Transfer Station"
CHAMBERS DEVELOPMENT COMPANY, INC. (DE)
                 dba "North Huntingdon Hauling"
                 dba "Monroeville Landfill"
    CDC SERVICES, INC. (FKA SECURITY BUREAU, INC.) (DE)
    CHAMBERS DEVELOPMENT OF OHIO, INC. (OH)
    CHAMBERS DEVELOPMENT OF VIRGINIA, INC. (VA)
                 dba "Charles City County Landfill"
                 dba "Newport News Recycling"
                 dba "Newport News Transfer Station"
                 dba "Norfolk Hauling"
                 dba "Richmond Hauling"
                 dba "USA Waste of Virginia"
         CHAMBERS ENERGY, INC. (VA)
                 (fka Chambers Maplewood Landfill, Inc.)
                 dba "Amelia Landfill"
                 dba "Maplewood Landfill"
                 dba "USA Waste of Virginia"
         OLD DOMINION RECYCLING SERVICES, INC. (VA) dba "Old Dominion" dba "Old Dominion Transfer Station"
    CHAMBERS ENTERPRISES, INC.  (PA)
                 (fka Underground Tank Services, Inc.)
    CHAMBERS EUROPE BV (___)
    CHAMBERS INTERNATIONAL, INC. (DE)
    CHAMBERS LAUREL HIGHLANDS LANDFILL, INC. (PA)
                 dba "Laurel Highlands Landfill"
    CHAMBERS MEDICAL TECHNOLOGIES, INC. (PA - 04/26/91)

         CHAMBERS MEDICAL TECHNOLOGIES OF SOUTH CAROLINA, INC. (SC) [Inactive] CHAMBERS OF DELAWARE, INC. (DE)
    CHAMBERS OF GEORGIA, INC. (GA)
                 dba "Atlanta Hauling"
                 dba "Atlanta Landfill"
                 dba "Cedartown Hauling"
                 dba "USA Waste Atlanta Landfill"
                 dba "USA Waste of Georgia"
                 dba "USA Waste of Georgia - Cedartown"
                 dba "USA Waste of Georgia - Atlanta"
         CHAMBERS CLEARVIEW ENVIRONMENTAL LANDFILL, INC. (MS)
                 dba "Clearview Environmental Landfill"
                 dba "USA Clearview Environmental Landfill"
         CHAMBERS R & B LANDFILL, INC. (GA)
                 dba "R&B Landfill"
                 dba "USA Waste R&B Landfill"
         CHAMBERS SMYRNA LANDFILL, INC. (GA)
                 dba "Smyrna Landfill"
                 dba "USA Waste Smyrna Landfill"
    CHAMBERS OF ILLINOIS, INC. (IL)
    CHAMBERS OF INDIANA, INC. (IN)
    CHAMBERS OF MARYLAND, INC. (MD)
                 dba "Mountainview Landfill"
    CHAMBERS OF MASSACHUSETTS, INC. (MA)
    CHAMBERS OF MISSISSIPPI, INC. (MS)
                 dba "Lake Mississippi Hauling"
                 dba "USA Waste of Mississippi"
    CHAMBERS OF NEW JERSEY, INC.. (NJ)
         CHAMBERS WASTE SYSTEMS OF NEW JERSEY, INC. (NJ) dba "Atlantic City Hauling" dba "Bergen County Transfer Station"
         MORRIS COUNTY TRANSFER STATION, INC. (NJ) dba "MCTS" dba "Mount Olive Transfer Station" dba "Mt. Olive Transfer Station" dba "Par Troy Transfer Station"
CHAMBERS OF PENNSYLVANIA, INC.  (PA)
                 (fka Truman E. Horner, Inc.)
                 dba "Chambers of PA - Allentown"
                 dba "Lehigh Hauling"
                 dba "Lehigh Hauling (Allentown)"
                 dba "Mainline Sanitation Hauling"
                 dba "Portage Hauling"
                 dba "Truman Horner"
                 dba "USA Waste of Harrisburg"
    CHAMBERS OF TENNESSEE, INC. (TN)
         REMOTE LANDFILL SERVICES, INC. (TN)
                 dba "Remote Landfill"
             THE H. SIENKNECHT CO. (TN)
    CHAMBERS OF WEST VIRGINIA, INC. (WV)
         LCS SERVICES, INC. (WV)
                 dba "LCS Landfill"
                 dba "North Mountain Landfill"
    CHAMBERS RESOURCES, INC. (PA)
    CHAMBERS SERVICES, INC. (DE)
    CHAMBERS WASTE SYSTEMS OF CALIFORNIA, INC. (CA)
    CHAMBERS WASTE SYSTEMS OF FLORIDA, INC. (FL)
                 dba "Chambers Okeechobee Landfill"
                 dba "Okeechobee Landfill"
         CHAMBERS ORANGE COUNTY LANDFILL, INC. (FL)
                 dba "Orange County Landfill"
    CHAMBERS WASTE SYSTEMS OF MISSISSIPPI, INC. (MS)
                 dba "Jackson Disposal Services"
                 dba "USA Waste of Mississippi"
    CHAMBERS WASTE SYSTEMS OF NEW YORK, INC. (NY)

    CHAMBERS WASTE SYSTEMS OF NORTH CAROLINA, INC. (NC)
                 dba "Charlotte Hauling"
                 dba "USA Waste of North Carolina"
                 dba "USA Waste Services of North Carolina"
    CHAMBERS WASTE SYSTEMS OF OHIO, INC.(OH))
    CHAMBERS WASTE SYSTEMS OF RHODE ISLAND, INC. (RI)
    CHAMBERS WASTE SYSTEMS OF SOUTH CAROLINA, INC. (SC)
                 dba "Columbia Hauling"
                 dba "Fairfield County Transfer Station"
                 dba "Orangeburg Hauling"
                 dba "USA Waste of S.C. - Columbia Hauling" dba "USA Waste of S.C. - Fairfield Transfer" dba "USA Waste of S.C. - Orangeburg Division"
         CHAMBERS OAKRIDGE LANDFILL, INC. (SC)
                 dba "Oakridge Landfill"
                 dba "USA Waste Oakridge Landfill"
         CHAMBERS RICHLAND COUNTY LANDFILL, INC. (SC) dba "Richland County Landfill" dba "USA Waste Richland County Landfill"
    CHAMBERS WASTE SYSTEMS OF TEXAS, INC. (TX)
    DAUPHIN MEADOWS, INC. (PA)
                 (fka Fulkroad Landfill, Inc.)
                 dba "Dauphin Meadows Landfill"
    RAIL-IT CORPORATION (IL)
         RAIL-IT LIMITED PARTNERSHIP (IL/LP)
    U.S. SERVICES CORPORATION (PA)
         SOUTHERN ALLEGHENIES DISPOSAL SERVICES, INC. (PA) dba "Altoona Transfer Station" dba "Johnstown Hauling" dba "Southern Alleghenies Landfill"
         U.S. UTILITIES SERVICES CORP. (PA)
    WILLIAM H. MARTIN, INC. (PA)
                 dba "Arden Landfill"
                 dba "Martins Hauling"
                 dba "Washington Hauling"
                 dba "William H. Martin Hauling"
CLEANSOILS FAIRLESS HILLS INC. (MN)
COCHRAN MILL ASSOCIATES, INC. (PA)
ELLESOR, INC. (NJ)
EMPIRE SANITARY LANDFILL, INC. (PA)
ENVIROFIL, INC. (DE)
    BREM-AIR DISPOSAL, INC. (OR)
                 dba "Brem-Air Disposal"
         JUAN DE FUCA CORRUGATED, LTD. (WA)
         NORTH SOUND SANITATION, INC. (WA)
         SOUTH SOUND SANITATION, INC. (WA)
    ELLIS-SCOTT, INC. (MO)
                 dba "Ellis-Scott Landfill"
    ENVIROFIL OF ILLINOIS, INC.  (IL)
                 (fka LeRoy Brown & Sons, Inc.)
                 dba "Envirofil of Illinois Hauling"
                 dba "Envirofil of Illinois Landfill"
    ENVIROFIL SERVICES, INC. (DE)
    EVH CO. (DE)
    EWA, INC. (DE)
                 dba "EWA"
         ENVIRONMENTAL WASTE OF SKAGIT COUNTY, INC. (WA)
                 dba "Rural Skagit Sanitation"
         STANWOOD CAMANO DISPOSAL, INC. (WA)
    FORCEES, INC. (NJ)
                 dba "Forcees"
    MEADOWBROOK CARTING CO., INC. (NJ)
    MID-JERSEY DISPOSAL CO., INC. (NJ)
                 dba "Mid-Jersey Disposal"
                 dba "Mid-Jersey Disposal Co."

                 dba "Mid-Jersey Disposal Company"
    OLYMPIC VIEW SANITARY LANDFILL, INC. (WA)
                 (fka Kitsap County Sanitary Landfill, Inc.)
                 dba "Olympic View Landfill"
    QUALITY RECYCLING CO., INC. (NJ)
    SACRAMENTO VALLEY ENVIRONMENTAL WASTE COMPANY (CA)
                 dba "SacVal Disposal"
    STOCKTON SCAVENGERS ASSOCIATION (CA)
ENVIRONMENTAL ALTERNATIVES CONCEPTS, INC.  (DE)
ENVIRONMENTAL RECYCLING AND DISPOSAL, INC. (CO)
FULTON SANITATION SERVICES, INC. (AR)
                 dba "Fulton Sanitation"
GORE SANITATION SERVICE LIMITED (CN)
GRAND CENTRAL REAL ESTATE COMPANY, INC. (PA)
GRAND CENTRAL SANITARY LANDFILL, INC. (PA)
GRAND CENTRAL SANITATION, INC. (PA)
GRAYSON REFUSE SERVICE, INC. (VA)
                 dba "Grayson Refuse Service"
JENNINGS ENVIRONMENTAL SERVICES, INC. (FL)
                 dba "Jennings Environmental"
LAND RECLAMATION COMPANY (IL)
MODERN SANITATION, INC.(TX)
                 (fka EDM Corporation)
                 dba "Modern Sanitation"
POCONO INDEPENDENT PAPERSTOCK CO., INC. (PA)
R.A.M. ENVIRONMENTAL SERVICES, INC. (AR)
    RAZORBACK DISPOSAL, INC. (AR)
                 dba "Razorback Disposal"
    YELL COUNTY LANDFILL, INC. (AR)
RIVIERA ACQUISITION CORPORATION (CA)
RIVIERA ACQUISITION CORPORATION (DE)
SAFETY RECYCLING COMPANY, INC.  (NJ)
                 (fka Safety Disposal Company, Inc.)
SANIFILL, INC. (DE)
             ACAVERDE HOLDIING COMPANY (CAYMAN ISLANDS)
             BIOSOLIDS REUSE MANAGEMENT (Joint Venture)
             CALIFORNIA ASBESTOS MONOFIL, INC. (CA)
                 dba "California Asbestos Monofil"
         CAMPBELL WELLS CORPORATION (LA)
                 dba "Campbell Wells - Amelia (LTS)"
                 dba "Campbell Wells - Bateman Landfill"
                 dba "Campbell Wells - Bossier Landfill"
                 dba "Campbell Wells - Bourg Landfill"
                 dba "Campbell Wells - Corpus Christi Permitting" dba "Campbell Wells - Equipment Excavation Co."
                 dba "Campbell Wells - Fourchon Clean "
                 dba "Campbell Wells - Fourchon Transfer Station" dba "Campbell Wells - Fourchon Transfer Station (LTS)" dba "Campbell Wells - Intercoastal Transfer Station" dba "Campbell Wells - Jennings Landfill" dba "Campbell Wells - Lacassiene No."
                 dba "Campbell Wells - Mobile Transfer Station" dba "Campbell Wells - Morgan City" dba "Campbell Wells - Morgan City Transfer Station" dba "Campbell Wells - Norm Storage" dba "Campbell Wells - Norm Equipment/Excavation" dba "Campbell Wells - Now Equipment/Excavating" dba "Campbell Wells - Remediation/Residual" dba "Campbell Wells - Remediation/Turnkey" dba "Campbell Wells - Sabine Pass Transfer Station" dba "Campbell Wells - South Texas Landfill" dba "Campbell Wells - Triangle Shell" dba "Campbell Wells - Venice Transfer Station" dba "Campbell Wells - "G. Chen/Camer
             CAMPBELL WELLS, L.P. (PARTNERSHIP) (DE)

             CAMPBELL WELLS NORM CORPORATION (LA)
                 CAMPBELL WELLS NORM, L.P. (PARTNERSHIP) (DE)
                     NOW DISPOSAL HOLDING CO. (DE)
                          NOW DISPOSAL OPERATING CO. (DE)
         CHADWICK ROAD LANDFILL, INC. (GA)
                 dba "Chadwick Road Landfill"
         CITIZENS DISPOSAL, INC. (MI)
                 dba "Citizen's Disposal"
         CITY DISPOSAL, INC. (CO)
         CLARKSTON DISPOSAL, INC. (MI)
                 dba "Citizen's Hauling"
                 dba "Clarkston Disposal"
         COUGAR HOLDINGS, INC. (TX)
                 dba "Cougar Landfill"
         DELAWARE RECYCLABLE PRODUCTS, INC. (DE)
                 dba "Delaware Recyclable Products"
         E.E. EQUIPMENT, INC. (OR)
         EL COQUI WASTE DISPOSAL, INC. (PR)
                 dba "El Coqui de San Juan"
             EC WASTE, INC. (PR)
                 Joint Venturer in EL COQUI DE SAN JUAN (JOINT VENTURE) (PR) ENERGY RECLAMATION, INC. (OR)
         EQUIPMENT CREDIT CORPORATION (KS)
         GO OF WISCONSIN COMPANY (IL)
         GRAND BLANC LANDFILL, INC. (MI)
         HILLSBORO LANDFILL, INC. (OR)
                 dba "Hillsboro Landfill"
         LANDFILL HOLDINGS, LTD. (CAYMAN ISLANDS)
         LG INDUSTRIES, INC. (DC)
                 dba "LG Industries/Garnet of Maryland"
         LG-GARNET OF MARYLAND JOINT VENTURE (MD)
         LIQUID WASTE MANAGEMENT, INC. (CA)
                 dba "McKittrick Waste Treatment"
         METROPOLITAN DISPOSAL AND RECYCLING CORPORATION (OR) dba "Metropolitan Disposal" dba "Metropolitan Disposal Corporation"
         R.M. CASH & SONS, INC. (GA)
         REDWOOD LANDFILL, INC. (DE)
                 dba "Redwood Landfill"
         REMOTE LANDFILL SERVICES, INC. (TN)
         RESIDUALS PROCESSING, INC. (CA)
                 dba "Canyon Recycling"
         RIVERBEND LANDFILL CO., INC. (OR)
         S & S ENVIRONMENTAL INC. (MI)
         S-N-S RECYCLING INC. (MI)
                 dba "S-N-S Recycling"
         SANIFILL CANADA, INC. (CN)
         SANIFILL DE MEXICO (US), INC. (DE)
             SANIFILL DE MEXICO, S.A. DE C.V. (MX)
                 ACAVERDE SERVICIOS, S.A. DE C.V. (MX)
                 ARRENDADORA DE EQUIPO RECOLECTOR E INMUEBLES, S.A. DE C.V. (MX) CIUDAD LIMPIA, S.A. DE C.V. (MX)
                 RECOLECTORA DE DESECHOS DEL NORTE, S.A. DE C.V. (MX) RECOLECTORA DE DESECHOS Y RESIDUOS KING KONG, S.A. DE C.V. (MX) RECOLECTORA KING KONG, S.A. DE C.V. (MX)
                 ROLLENOS SANITARIOS SANIFILL, S.A. DE C.V. (MX)
         SANIFILL FALCON DISPOSAL SERVICE, INC. (CA) dba "Falcon Disposal Service" dba "Falcon Disposal Service - Long Beach"
         SANIFILL FOREST PRODUCTS, INC. (CA)
         SANIFILL GP HOLDING COMPANY, INC. (DE)
             General Partner of SANIFILL MANAGEMENT LP (TX)
         SANIFILL LANDFILL OPERATIONS AND TRANSFER, INC. (TX)
                 dba "SLOTI C&D"
             SAM HOUSTON RECYCLING CENTER, INC. (TX)
                 dba "Sam Houston Transfer"
         SANIFILL LP HOLDING COMPANY, INC. (DE)
             General Partner of SANIFILL MANAGEMENT LP (TX)
         SANIFILL OF ARIZONA, INC. (AZ)
                 dba "Arizona Hauling"
                 dba "Citizens Hauling "
                 dba "Citizens Transfer Station"
                 dba "Deer Valley Landfill"
                 dba "Lone Cactus Landfill"
                 dba "Seventh Avenue Transfer Station"
             AMERICAN GRADING, INC. (AZ)
             COPPER STATE RECYCLING, INC. (AZ)
                 dba "Copper Mountain Landfill"
             SOUTHERN SANITATION, INC. (CA)
                 dba "Southern Sanitation - Cocopah"
         SANIFILL OF ARKANSAS, INC. (DE)
                 dba "Arkansas Recyclable Waste"
                 dba "Arkansas Recyclable Waste Transfer Station" dba "ARW" dba "Rolling Meadows Landfill"
         SANIFILL OF CALIFORNIA, INC. (DE)
                 dba "Nu-Way Live Oak Landfill"
             PACIFIC DISPOSAL, INC. (CA)
                 dba "Pacific Disposal"
         SANIFILL OF COLORADO, INC. (DE)
                 dba "Best Trash"
                 dba "City Disposal"
                 dba "Front Range Landfill"
                 dba "Sanifill of Colorado"
         SANIFILL OF FLORIDA HAULING, INC. (FL)
         SANIFILL OF FLORIDA, INC. (FL)
                 dba "Orange Land"
                 dba "Orange Soil Cement"
                 dba "Orange Transportation Co."
                 dba "Orange Waste"
             FRONTIER ENVIRONMENTAL, INC. (FL)
                 dba "Frontier Recycling"
         SANIFILL OF GEORGIA, INC. (DE)
                 dba "Plant Atkinson Transfer Station"
                 dba "USA/Sanifill - Blue Ridge"
                 dba "USA/Sanifill - Hiawassee"
         SANIFILL OF HAWAIII, INC. (DE)
                 dba "Kekaha Landfill"
         SANIFILL OF IOWA, INC. (DE)
                 dba "Dickinson County Landfill"
         SANIFILL OF MARYLAND, INC. (MD)
             GARNET OF MARYLAND, INC. (MD)
                 dba "Annapolis Junction Transfer Station" dba "LG Industries/Garnet of Maryland - DC"
             PST RECLAMATION, INC. (MD)
                 dba "PST Reclamation"
                 dba "Doherty "
             TAYLOR LAND RESOURCES, INC. (MD)
         SANIFILL OF OHIO, INC. (DE)
                 dba "Ohio Hauling"
             ENVIRONMENTAL RESTORATION CORP. (OH)
         SANIFILL OF OKLAHOMA, INC. (OK)
                 dba "Clinton Transfer Station"
                 dba "Great Plains Landfill"
                 dba "Sanifill of Oklahoma"
                 dba "Sanifill of Oklahoma - Cordell"
                 dba "Weathorford Transfer Station"
         SANIFILL OF OREGON, INC.  (DE)
                 dba "Northern Wasco County Landfill"
             MT. HOOD REFUSE REMOVAL, INC. (OR)
                 dba "Mt. Hood Refuse Removal"
                 dba "Sandy Transfer Station"
         SANIFILL OF PENNSYLVANIA, INC. (DE)
                 dba "Pennsylvania Hauling"
                 dba "Sanifill of Pennsylvania"
              PELLEGRENE ENTERPRISES, INC. (PA)
                 dba "Pellegrene Landfill"
         SANIFILL OF SAN JUAN, INC. (PR)
             Joint Venturer in EL COQUI DE SAN JUAN (Joint Venture) (PR) SANIFILL OF TENNESSEE HAULING, INC. (TN)
                 dba "Nashville Hauling"
                 dba "Nashville Transfer Station"
                 dba "USA/Sanifill of Lewisburg"
                 dba "USA/Sanifill of Winchester"
         SANIFILL OF TENNESSEE, INC. (DE)
                 dba "Cedar Ridge Landfill"
                 dba "Quail Hollow Landfill"
             GARNET OF VIRGINIA, INC. (VA)
                 dba "Garnet of Virginia Landfill"
                 dba "King George"
             SF, INC. (DE)
             SOUTHERN SERVICES OF TN, LLC (TN)*
         SANIFILL OF TEXAS HAULING, INC. (TX)
                 dba "Sam Houston Transfer Station"
             BEN-SINGER, INC. (TX)
         SANIFILL OF TEXAS, INC. (DE)
                 dba "Fairbanks Development"
                 dba "Hardy Development"
                 dba "Houston Greenbelt Development"
                 dba "Indian Paintbrush Landfill"
                 dba "Road Runner Landfill"
                 dba "Texas Landfill"
                 dba USA/Sanifill - Crawford Road"
                 dba "USA/Sanifill - Houston Area Maintenance" dba "USA/Sanifill of Texas - East Belt" dba "USA/Sanifill of Texas - South Belt" dba "USA/Sanifill of Texas - West Belt" dba "USA/Sanifill of Baytown" dba "USA/Sanifill of Texas Hauling"
             S & J LANDFILL LIMITED PARTNERSHIP (TX)
         SANIFILL OF VIRGINIA, INC. (DE)
                 dba "Bethel Landfill"
                 dba "James City County Transfer Station" dba "Qualla Road Landfill" dba "Qualla Road Collection & Disposal" dba TRPI"
         SANIFILL OF WASHINGTON, INC. (WA)
                 dba "Graham Road Recycling & Disposal"
         SANIFILL OF WISCONSIN, INC. (DE)
                 dba "Advance Services"
                 dba "Deer Track Park Landfill"
                 dba "Sanifill of Wisconsin"
             CONTROL DESPERDICIOS SOLIDOS, INC. (MX)
             SANIFILL/GENERAL PARTNER II CORPORATION (WI)
             MOELLER DISPOSAL SERVICES, INC. (WI)
                 dba "Waukesha Transfer"
         SANIFILL/PINE BLUFF LANDFILL, INC. (GA)
                 dba "Pine Bluff Landfill"
         SANIFILL POWER CORPORATION (DE)
             RECO VENTURES, L.P. (DE)
         SANIFILL SOUTHERN ACQUISITION CORPORATION (KY)
             SOUTHERN SANITATION, INC. (KY)
                 dba "Southern Sanitation - Kentucky"
             SOUTHERN WASTE SERVICES, INC. (KY)
                 dba "Southern Waste Services"

         SANIPAN INC. (CN)
         SANITARY LANDFILL, INC. (PA)
         SCHROEDER DISPOSAL, INC. (WI)
         SOUTHERN SERVICES OF TN, L.P. (TN)*
         SPRUCE RIDGE, INC. (MN)
                 dba "Spruce Ridge Landfill"
             ELK RIVER LANDFILL, INC. (MN)
                 dba "Elk River Landfill"
             SANIFILL OF MINNESOTA HAULING, INC. (MN)
                 dba "Burress Sanitation"
                 dba "Duke's Disposal"
                 dba "Kato Sanitation"
                 dba "Meeker County Transfer Station"
                 dba "West Side Collection"
                 HILGER TRANSFER, INC. (MN)
                 dba "Hilger Transfer"
                 NORTH HENNEPIN RECYCLING AND TRANSFER CORPORATION (MN) dba "North Hennepin Transfer Station"
         UNIVERSAL ASSURANCE CORPORATION (VT)
         V.M. CROW & SONS, INC. (TX)
         VERDE VALLE ADMINISTRACION, S.A. DE C.V. N/A (MX)
         VINLAND ENTERPRISES, INC. (PA)
         WEST VALLEY WASTE SERVICES, INC. (AZ)
SOIL REMEDIATION OF PHILADELPHIA, INC. (DE)
SOUTH HILLS DISPOSAL, INC. (PA)
                 dba "South Hills Disposal"
SUNRAY SERVICES, INC. (AR)
                 dba "Harrison Hauling"
                 dba "Houston Landfill"
                 dba "North County Landfill"
                 dba "Springdale Hauling"
                 dba "Sunray Services, Inc. Transfer Station (Joplin)" dba "Sunray Services - Joplin" dba "Sunray Services North County Landfill" dba "Sunray Services of Texas, Inc."
                 dba "Sunray Services - Tontitown"
                 dba "Sunray Services Transfer Station"
                 dba "Tontitown Landfill"
THE ARNONI GROUP (PA)
U.S.A. WASTE OF FAIRLESS HILLS, INC. (DE)
UNITEC DISPOSAL INC. (CN)
                 dba "Unitec Landfill"
USA ILLINOIS NEWCO, INC. (IL)
    CENTRAL ILLINOIS DISPOSAL, INC. (IL)
    COUNTRYSIDE LANDFILL, INC.  (IL)
                 (fka ARF Landfill)
                 dba "Countryside Landfill"
    CRYSTAL LAKE DISPOSAL, INC. (DE)
    LAKELAND PROPERTIES, INC. (IL)
USA PAPER PROCESSING, INC. (DE)
USA SOUTH HILLS LANDFILL, INC. (PA)
                 (fka M. C. Arnoni Co., Inc.)
                 dba "M.C. Arnoni Landfill"
USA WASTE HAULING OF PHILADELPHIA, INC. (DE)
                 dba "Kasper Brothers"
                 dba "Philadelphia Hauling & Transfer"
                 dba "Quick-Way"
                 dba "Quickway"
USA WASTE OF ARIZONA, INC. (AZ)
    CUSTOM DISPOSAL SERVICE, INC. (AZ)
USA WASTE OF CALIFORNIA, INC. (DE)
                 (fka Mid-Valley Acquisition Corporation)
USA WASTE OF CONNECTICUT, INC. (DE)
                 dba "Connecticut Carting - Franklin"
                 dba "Connecticut Carting - Plainfield"
                 dba "Connecticut Carting - Waterford"
USA WASTE OF ILLINOIS, INC. (IL)
                 dba "Northshore Waste Control"
                 dba "USA Waste Services"
                 dba "USA Waste Services of Illinois - Crestwood"
USA WASTE OF INDIANA, INC. (IN)
                 dba "Liberty Disposal"
    EARTHMOVERS, INC. (IN)
                 dba "Earthmovers Landfill"
    LIBERTY LANDFILL, INC.  (IN)
                 (fka Chambers Liberty Landfill, Inc.)
                 dba "Liberty Landfill"
USA WASTE OF NEW YORK CITY, INC. (DE)
                 dba "USA Waste of New York City"
USA WASTE OF OKLAHOMA, INC. (OK)
                 dba "Moore Transfer Station"
                 dba "Norman Transfer Station"
                 dba "Oklahoma Collection"
                 dba "Pinecrest Landfill"
                 dba "Pinecrest Sanitary Landfill"
USA WASTE OF TEXAS, INC. (TX)
                 dba "ECD Waste Services"
                 dba "Ellis County Landfill"
                 dba USA Waste of Dallas/Ft. Worth"
                 dba USA Waste of Ft. Worth"
    USA WASTE OF SAN ANTONIO, INC. (TX)
                 (fka Mission Disposal, Inc.)
                 dba "USA Waste of San Antonio"
    USA WASTE SERVICES OF HOUSTON, INC.  (TX)
                 (fka Best Pak Disposal, Inc.)
                 dba "Best-Pak"
                 dba "USA Waste of Houston"
                 dba "USA Waste Transfer Station"
USA WASTE SERVICES - HICKORY HILLS, INC. (DE)
USA WASTE SERVICES KANSAS LANDFILLS, INC. (DE)
USA WASTE SERVICES NORTH CAROLINA LANDFILLS, INC. (DE)
                 dba "USA Waste of North Carolina"
                 dba "USA Waste Services of North Carolina"
USA WASTE SERVICES OF ALABAMA, INC.  (AL)
USA WASTE SERVICES OF EASTERN PA., INC. (PA)
                 (fka Danella Environmental Technologies, Inc. - N/C USA WASTE SERVICES OF KANSAS, INC. (DE)
USA WASTE SERVICES OF MASSACHUSETTS, INC. (MA)
USA WASTE SERVICES OF NYC, INC. (DE)
                 dba "USA Waste of New York City"
    HARLEM RIVER YARD TRANSFER, L.L.C. (NY)*
USA WASTE SERVICES OF WESTERN ILLINOIS, INC. (DE)
                 dba "Western Illinois Disposal"
USA WASTE TRANSFER OF PHILADELPHIA, INC. (PA)
                 dba "Girard Point Transfer Station"
                 dba "Philadelphia Hauling & Transfer"
WASTE DISPOSAL SPECIALIST, INC. (CO)
WASTE RECOVERY CORPORATION (OH)
                 dba "WRC"
WEST VIRGINIA WASTE SERVICES, INC. (WV)
WASTE INDUSTRIES (CA)
                 dba "Blue Barrel Disposal"
                 dba "Carson Transfer Station"
                 dba "Chino Basin Compost"
                 dba "Fresno Transfer Station"
                 dba "Redondo Recycling"
                 dba "Western Waste/USA"
                 dba "Western Waste Industries - Cocoa"
                 dba "Western Waste Industries - Denver"
                 dba "Western Waste Industries - Orlando" dba "Western Waste Industries - Shreveport" dba "Western Waste Industries SMART Station" dba "Western Waste Industries Tire Center" dba "Western Waste/USA - Pasadena" dba "Western Waste/USA - Texarkana" dba "Western Waste/USA Conroe Landfill" dba "Western Waste/USA New Boston Landfill" dba "Western Waste/USA Processing Facility"
    SANTA CLARA VALLEY REFUSE REMOVAL CO. (CA)
    SUNSET SANITATION SERVICE (CA)
                 dba "Sunset Sanitation Service"
                 dba "Sunset Sanitation Service - Fresno" dba "Sunset Sanitation Service - Visalia"
    WESTERN WASTE INDUSTRIES OF FLORIDA, INC. (FL)
                 dba "Western Waste/USA"
WHITE BROS. TRUCKING COMPANY (NJ)
                 dba "White Bros. Trucking"
                 dba "White Bros. Trucking - East Orange" dba "White Bros. Trucking - Livingston" dba "White Bros. Trucking - Newark" dba "White Bros. Trucking - Passaic"
WPP, INC. (OH)